JPMorgan Funds - JPMorgan Instituional Trust
Rule 10f-3 Transactions
For the period from September 1, 2013 to February 28, 2014

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 9/3/2013
Issuer Ameriprise Financial Inc (AMP 4.00% October 15, 2023)
Cusip 03076CAF
Bonds 1,500,000
Offering Price $99.51800
Spread 0.65%
Cost $1,492,770
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.14%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Citigroup, HSBC, Bank America Merrill Lynch, UBS, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/3/2013
Issuer Ameriprise Financial Inc (AMP 4.00% October 15, 2023)
Cusip 03076CAF
Bonds 120,000
Offering Price $99.51800
Spread 0.65%
Cost $119,422
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.14%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Wells Fargo, Citigroup, HSBC, Bank America Merrill Lynch, UBS, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/3/2013
Issuer Macy's Retail Holdings, Inc. (M 4.375% September 1, 2023)
Cusip 55616XAK
Bonds 462,000
Offering Price $99.31400
Spread 0.65%
Cost $458,831
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Suisse, Dgoldman Sachs, JPMogan, Bank America Merrill Lynch, US bancorp, Wells Fargo, BNY Mellon, Citigroup, FifthThird, Loop Capital, Mitsubishi UFJ, PNC, Samuel A Ramirez, Stanfard Chartered, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/3/2013
Issuer Macy's Retail Holdings, Inc. (M 4.375% September 1, 2023)
Cusip 55616XAK
Bonds 49,000
Offering Price $99.31400
Spread 0.65%
Cost $48,664
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Suisse, Dgoldman Sachs, JPMogan, Bank America Merrill Lynch, US bancorp, Wells Fargo, BNY Mellon, Citigroup, FifthThird, Loop Capital, Mitsubishi UFJ, PNC, Samuel A Ramirez, Stanfard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 2.50% September 15, 2016)
Cusip 92343VBN
Bonds 418,000
Offering Price $99.92300
Spread 0.30%
Cost $417,678
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 2.50% September 15, 2016)
Cusip 92343VBN
Bonds 112,000
Offering Price $99.92300
Spread 0.30%
Cost $111,914
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Core Bond Trust
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 4.50% September 15, 2020)
Cusip 92343VBQ
Bonds 1,762,000
Offering Price $99.87000
Spread 0.40%
Cost $1,759,709
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.84%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 4.50% September 15, 2020)
Cusip 92343VBQ
Bonds 353,000
Offering Price $99.87000
Spread 0.40%
Cost $352,541
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.84%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Core Bond Trust
Trade Date 9/11/2013
Issuer Verizon Communications Inc (VZ 6.40% September 15, 2033)
Cusip 92343VBS
Bonds 1,795,000
Offering Price $99.90000
Spread 0.75%
Cost $1,793,205
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Barclays, Citigroip, Credit Suisse, JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ, Mizuho, Morgan Stanley, RBC, RBS, Wells Fargo, Deutsche Bank, Santander
Fund JPMorgan Core Bond Trust
Trade Date 9/16/2013
Issuer Spectra Energy Partners (SEP 2.95% September 25, 2018)
Cusip 84756NAC
Bonds 524,000
Offering Price $99.82900
Spread 0.60%
Cost $523,104
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.72%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merril;l lynch, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SMBC, Suntrust Robinson Humphrey, UBS, Wells Fargo, BMO Vcapital, CIBC, Goldman Sachs, Key Banc, Scotia Capital, TD Securities, Wiliams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/16/2013
Issuer Spectra Energy Partners (SEP 2.95% September 25, 2018)
Cusip 84756NAC
Bonds 79,000
Offering Price $99.82900
Spread 0.60%
Cost $78,865
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.72%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Bank America Merril;l lynch, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SMBC, Suntrust Robinson Humphrey, UBS, Wells Fargo, BMO Vcapital, CIBC, Goldman Sachs, Key Banc, Scotia Capital, TD Securities, Wiliams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/16/2013
Issuer Spectra Energy Partners (SEP 5.95% September 25, 2043)
Cusip 84756NAE
Bonds 452,000
Offering Price $99.87500
Spread 0.88%
Cost $451,435
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.26%
Syndicate Members Bnk America Merril Lynch, Barclays, Citigroup, Credit Suisse, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Morgan Stanley, RBC, RBS, SMBC, Sttifel Nicolaus, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 9/25/2013
Issuer BHP Billiton Finance (USA) Limited (BHP 3.85% September 30, 2023)
Cusip 055451AU
Bonds 815,000
Offering Price $99.87700
Spread 0.45%
Cost $813,998
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, ANZ, Banca IMI, BBVA, BNP  Paribas, CIBC, Citigroup, Credit Agricole, Deutsche Bank, HSBC, ING, Llyods, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, nabSecurities, RBC, RBS, Santander, Scotia Capital, SG Americas, SMBC, Standard Chartered, TD Securitries, UBS, Unicredit
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/25/2013
Issuer BHP Billiton Finance (USA) Limited (BHP 3.85% September 30, 2023)
Cusip 055451AU
Bonds 95,000
Offering Price $99.87700
Spread 0.45%
Cost $94,883
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members Barclays, Goldman Sachs, JPMorgan, ANZ, Banca IMI, BBVA, BNP  Paribas, CIBC, Citigroup, Credit Agricole, Deutsche Bank, HSBC, ING, Llyods, BofA Merrill Lynch, Mitsubishi UFJ, Mizuho, nabSecurities, RBC, RBS, Santander, Scotia Capital, SG Americas, SMBC, Standard Chartered, TD Securitries, UBS, Unicredit
Fund JPMorgan Core Bond Trust
Trade Date 9/25/2013
Issuer Rogers Communicatrions Inc (RCICN 4.10% October 1, 2023)
Cusip 775109AY
Bonds 1,547,000
Offering Price $99.81300
Spread 0.65%
Cost $1,544,107
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.11%
Syndicate Members Citigroup, JPMOrgan, BofA Merrill Lynch, BMO, Mitsubishi UFJ, RBC, Scotia Capital, TD Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/25/2013
Issuer Rogers Communicatrions Inc (RCICN 4.10% October 1, 2023)
Cusip 775109AY
Bonds 160,000
Offering Price $99.81300
Spread 0.65%
Cost $159,701
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.11%
Syndicate Members Citigroup, JPMOrgan, BofA Merrill Lynch, BMO, Mitsubishi UFJ, RBC, Scotia Capital, TD Securities
Fund JPMorgan Core Bond Trust
Trade Date 9/25/2013
Issuer Southern California Edison (EIX 3.50% October 1, 2023)
Cusip 842400FY
Bonds 318,000
Offering Price $99.82400
Spread 0.65%
Cost $317,440
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.94%
Syndicate Members BNY Mellon, Barclays, BNP Paribas, JPMOrgan, Loop, Mitsubishi UFJ, RBS, Wells Fargo, Blaylock, CastleOak, Citigroup, CL King, Guzman, Kota Global, MFR, Mischler, PNC, Samuel A Ramirez, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/25/2013
Issuer Southern California Edison (EIX 3.50% October 1, 2023)
Cusip 842400FY
Bonds 212,000
Offering Price $99.82400
Spread 0.65%
Cost $211,627
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.94%
Syndicate Members BNY Mellon, Barclays, BNP Paribas, JPMOrgan, Loop, Mitsubishi UFJ, RBS, Wells Fargo, Blaylock, CastleOak, Citigroup, CL King, Guzman, Kota Global, MFR, Mischler, PNC, Samuel A Ramirez, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/26/2013
Issuer Ford Motor Credit Company LLC (F 2.875% October 1, 2018)
Cusip 345397WL
Bonds 513,000
Offering Price $99.96300
Spread 0.25%
Cost $512,810
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.24%
Syndicate Members Banco Bradesco, BNP Paribas, Goldman Sachs, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/26/2013
Issuer Ford Motor Credit Company LLC (F 2.875% October 1, 2018)
Cusip 345397WL
Bonds 200,000
Offering Price $99.96300
Spread 0.25%
Cost $199,926
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.24%
Syndicate Members Banco Bradesco, BNP Paribas, Goldman Sachs, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/2/2013
Issuer Health Care REIT Inc (HCN 4.50% January 15, 2024)
Cusip 42217KBC
Bonds 732,000
Offering Price $98.95800
Spread 0.65%
Cost $724,373
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.36%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, B of A Merrill, UBS, BBVA, Comerica, Credit Suisse, Firfth Third, PNC, SMBC Nikko, SunTrust Robinsom Humprey
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/2/2013
Issuer Health Care REIT Inc (HCN 4.50% January 15, 2024)
Cusip 42217KBC
Bonds 73,000
Offering Price $98.95800
Spread 0.65%
Cost $72,239
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.36%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, B of A Merrill, UBS, BBVA, Comerica, Credit Suisse, Firfth Third, PNC, SMBC Nikko, SunTrust Robinsom Humprey
Fund JPMorgan Core Bond Trust
Trade Date 10/3/2013
Issuer American Honda Finance (HNDA 2.125% October  10, 2018)
Cusip 02665WAC
Bonds 417,000
Offering Price $99.61400
Spread 0.35%
Cost $415,390
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.65%
Syndicate Members Barclays, Deusche Bank, BofA Merrill, BNP Paribas, Credit Suisse, JPMorgan, Mizuho, Morgan Stanley, SMBC Nikko, Wells Fargo, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/3/2013
Issuer American Honda Finance (HNDA 2.125% October  10, 2018)
Cusip 02665WAC
Bonds 83,000
Offering Price $99.61400
Spread 0.35%
Cost $82,680
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.65%
Syndicate Members Barclays, Deusche Bank, BofA Merrill, BNP Paribas, Credit Suisse, JPMorgan, Mizuho, Morgan Stanley, SMBC Nikko, Wells Fargo, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 10/3/2013
Issuer Magellan Midstream Partners, L.P. (MMP 5.15% October 15, 2043)
Cusip 559080AG
Bonds 1,027,000
Offering Price $99.56000
Spread 0.88%
Cost $1,022,481
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup, JPMorgan, BofA merrill, RBC, Barclays, Mitsubishi UFJ, Morgan Stanley, SMBC Nikko, SunTrust Robinsom Humphrey, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/8/2013
Issuer Berkshire Hathaway Finance Corporation (BRK 2.90% October 15, 2020)
Cusip 084664BZ
Bonds 1,111,000
Offering Price $99.80500
Spread 0.38%
Cost $1,108,834
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.03%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/8/2013
Issuer Berkshire Hathaway Finance Corporation (BRK 2.90% October 15, 2020)
Cusip 084664BZ
Bonds 356,000
Offering Price $99.80500
Spread 0.38%
Cost $355,306
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.03%
Syndicate Members Goldman Sachs, JPMorgan, BofA Merrill, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/9/2013
Issuer Sinopec Group Overseas Development (2013) Limited (SINOPE 4.375% October 17, 2023 144A)
Cusip 82937VAB
Bonds 831,000
Offering Price $99.31200
Spread 0.23%
Cost $825,283
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.67%
Syndicate Members BofA Merrill, BOC International, CCB International, Citigroup, Goldman Scahs, HSBC, JPMorgan, Mizuho, Scoiete Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/9/2013
Issuer Sinopec Group Overseas Development (2013) Limited (SINOPE 4.375% October 17, 2023 144A)
Cusip 82937VAB
Bonds 200,000
Offering Price $99.31200
Spread 0.23%
Cost $198,624
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.67%
Syndicate Members BofA Merrill, BOC International, CCB International, Citigroup, Goldman Scahs, HSBC, JPMorgan, Mizuho, Scoiete Generale
Fund JPMorgan Core Bond Trust
Trade Date 10/22/2013
Issuer Nissan Auto Lease Trust 2013-B A3 (NALT 2013-B A3 0.75% June 15, 2016)
Cusip 65477KAD
Bonds 610,541
Offering Price $99.99846
Spread 0.26%
Cost $610,532
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.45%
Syndicate Members Barclays, JPMorgan, Credit Agricole, Mitsubishi UFJ
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/22/2013
Issuer Nissan Auto Lease Trust 2013-B A3 (NALT 2013-B A3 0.75% June 15, 2016)
Cusip 65477KAD
Bonds 122,108
Offering Price $99.99846
Spread 0.26%
Cost $122,106
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.45%
Syndicate Members Barclays, JPMorgan, Credit Agricole, Mitsubishi UFJ
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2013
Issuer Ally Auto Receivables Trust 2013-2 A3 (ALLYA 2013-2 A3 0.79% January 15, 2018)
Cusip 02006MAC
Bonds 1,722,000
Offering Price $99.99606
Spread 0.25%
Cost $1,721,932
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.12%
Syndicate Members Deutsche Bank, JPMorgan, Lloyds, Natixis
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer Ally Auto Receivables Trust 2013-2 A3 (ALLYA 2013-2 A3 0.79% January 15, 2018)
Cusip 02006MAC
Bonds 344,000
Offering Price $99.99606
Spread 0.25%
Cost $343,986
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 7.12%
Syndicate Members Deutsche Bank, JPMorgan, Lloyds, Natixis
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2013
Issuer Ally Auto Receivables Trust 2013-2 A4 (ALLYA 2013-2 A4 1.24% November 15, 2018)
Cusip 02006MAD
Bonds 300,000
Offering Price $99.96629
Spread 0.30%
Cost $299,899
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.41%
Syndicate Members Deutsche Bank, JPMorgan, Lloyds, Natixis
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer Ally Auto Receivables Trust 2013-2 A4 (ALLYA 2013-2 A4 1.24% November 15, 2018)
Cusip 02006MAD
Bonds 120,000
Offering Price $99.96629
Spread 0.30%
Cost $119,960
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.41%
Syndicate Members Deutsche Bank, JPMorgan, Lloyds, Natixis
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2013
Issuer Honda Auto Receivables Owner Trust 2013-4 A3 (HAROT 2013-4 A3 0.62% September 18, 2017)
Cusip 43814FAC
Bonds 1,527,000
Offering Price $99.98292
Spread 0.23%
Cost $1,526,739
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 7.16%
Syndicate Members Citigroup RBS, BNP Paribas, Deutsche Bank, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer Honda Auto Receivables Owner Trust 2013-4 A3 (HAROT 2013-4 A3 0.62% September 18, 2017)
Cusip 43814FAC
Bonds 382,000
Offering Price $99.98292
Spread 0.23%
Cost $381,935
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 7.16%
Syndicate Members Citigroup RBS, BNP Paribas, Deutsche Bank, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer Honda Auto Receivables Owner Trust 2013-4 A4 (HAROT 2013-4 A4 1.29% February 18, 2020)
Cusip 43814FAD
Bonds 140,000
Offering Price $99.98557
Spread 0.36%
Cost $139,980
Dealer Executing Trade RBS Securities Inc
% of Offering  purchased by firm 2.05%
Syndicate Members Citigroup RBS, BNP Paribas, Deutsche Bank, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2013
Issuer World Omni Auto Receivables Trust 2013-B A3 (WOART 2013-B A3 0.83% August 15, 2018)
Cusip 98160NAC
Bonds 1,164,000
Offering Price $99.98640
Spread 0.25%
Cost $1,163,842
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.97%
Syndicate Members Barclays, JPMorgan, BB&T, BofA Merrill
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer World Omni Auto Receivables Trust 2013-B A3 (WOART 2013-B A3 0.83% August 15, 2018)
Cusip 98160NAC
Bonds 407,000
Offering Price $99.98640
Spread 0.25%
Cost $406,945
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.97%
Syndicate Members Barclays, JPMorgan, BB&T, BofA Merrill
Fund JPMorgan Core Bond Trust
Trade Date 10/23/2013
Issuer World Omni Auto Receivables Trust 2013-B A4 (WOART 2013-B A4 1.32% January 15, 2020)
Cusip 98160NAD
Bonds 413,000
Offering Price $99.97284
Spread 0.27%
Cost $412,888
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.39%
Syndicate Members Barclays, JPMorgan, BB&T, BofA Merrill
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/23/2013
Issuer World Omni Auto Receivables Trust 2013-B A4 (WOART 2013-B A4 1.32% January 15, 2020)
Cusip 98160NAD
Bonds 127,000
Offering Price $99.97284
Spread 0.27%
Cost $126,966
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.39%
Syndicate Members Barclays, JPMorgan, BB&T, BofA Merrill
Fund JPMorgan Core Bond Trust
Trade Date 10/29/2013
Issuer BMW Vehicle Owner Trust 2013-A A3 (BMWOT 2013-A A3 0.67% November 27, 2017)
Cusip 05578XAC
Bonds 678,000
Offering Price $99.99775
Spread 0.23%
Cost $677,985
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.46%
Syndicate Members Credit Suisse, JPMorgan, Barclays, Citigroup
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/29/2013
Issuer BMW Vehicle Owner Trust 2013-A A3 (BMWOT 2013-A A3 0.67% November 27, 2017)
Cusip 05578XAC
Bonds 170,000
Offering Price $99.99775
Spread 0.23%
Cost $169,996
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.46%
Syndicate Members Credit Suisse, JPMorgan, Barclays, Citigroup
Fund JPMorgan Core Bond Trust
Trade Date 11/5/2013
Issuer Americredit Automobile Receivables Trust 2013-5 A3 (AMCAR 2013-5 A3 0.90% September 10, 2018)
Cusip 03065EAD
Bonds 589,831
Offering Price $99.98633
Spread 0.35%
Cost $589,750
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 9.49%
Syndicate Members Citigroup, Deutsche Bank, BNP Paribas, BofA Merrill
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/5/2013
Issuer Americredit Automobile Receivables Trust 2013-5 A3 (AMCAR 2013-5 A3 0.90% September 10, 2018)
Cusip 03065EAD
Bonds 157,288
Offering Price $99.98633
Spread 0.35%
Cost $157,266
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 9.49%
Syndicate Members Citigroup, Deutsche Bank, BNP Paribas, BofA Merrill
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2013
Issuer Invesco Finance Plc (IVZ 4.00% January 30, 2024)
Cusip 46132FAB
Bonds 657,000
Offering Price $99.28400
Spread 0.65%
Cost $652,296
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.50%
Syndicate Members Citigroup, BofA merrill, Morgan Stanley, BNY Mellon, HSBC, JPMorgan, SunTrust Robinson Humphrey, TD Securities, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/6/2013
Issuer Invesco Finance Plc (IVZ 4.00% January 30, 2024)
Cusip 46132FAB
Bonds 71,000
Offering Price $99.28400
Spread 0.65%
Cost $70,492
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.50%
Syndicate Members Citigroup, BofA merrill, Morgan Stanley, BNY Mellon, HSBC, JPMorgan, SunTrust Robinson Humphrey, TD Securities, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 4.25% November 15, 2023)
Cusip 61945CAC
Bonds 1,416,000
Offering Price $99.79000
Spread 0.65%
Cost $1,413,026
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.02%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 4.25% November 15, 2023)
Cusip 61945CAC
Bonds 212,000
Offering Price $99.79000
Spread 0.65%
Cost $211,555
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.02%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 5.45% November 15, 2033)
Cusip 61945CAD
Bonds 861,000
Offering Price $99.62600
Spread 0.88%
Cost $857,780
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.43%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2013
Issuer The Mosaic Company (MOS 5.625% November 15, 2043)
Cusip 61945CAE
Bonds 347,000
Offering Price $99.91300
Spread 0.88%
Cost $346,698
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.67%
Syndicate Members BMO capital, BNP Paribas, Goldman Sachs, JPMorgan, Morgan Stanley, Santander, US Bancorp, Wells Fargo, Barclays, CIBC, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/14/2013
Issuer State Street Corp (STT 3.70% November 20, 2023)
Cusip 857477AM
Bonds 1,154,000
Offering Price $99.76000
Spread 0.45%
Cost $1,151,230
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.82%
Syndicate Members Goldman Sachs, BofA Merrill, Morgan Stanley, Barclays, Credit Suisse, Deutsche Bank, JPMorgan, Lloyds, Mischler, Muriel Siebert, UBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/14/2013
Issuer State Street Corp (STT 3.70% November 20, 2023)
Cusip 857477AM
Bonds 192,000
Offering Price $99.76000
Spread 0.45%
Cost $191,539
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 6.82%
Syndicate Members Goldman Sachs, BofA Merrill, Morgan Stanley, Barclays, Credit Suisse, Deutsche Bank, JPMorgan, Lloyds, Mischler, Muriel Siebert, UBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/2/2013
Issuer CVS Caremark Corporation (CVS 4.00%  December 5, 2023)
Cusip 126650CC
Bonds 536,000
Offering Price $99.56000
Spread 0.65%
Cost $533,642
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays, BNY Mellon, JPMorgan, BofA Merrill Lynch, Wells Fargo, BB&T, Capital One, Fifth Third, Guggenheim, KeyBanc, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Regions, Santander, SMBC, SunTRust, TD Securities, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/2/2013
Issuer CVS Caremark Corporation (CVS 4.00%  December 5, 2023)
Cusip 126650CC
Bonds 179,000
Offering Price $99.56000
Spread 0.65%
Cost $178,212
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays, BNY Mellon, JPMorgan, BofA Merrill Lynch, Wells Fargo, BB&T, Capital One, Fifth Third, Guggenheim, KeyBanc, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Regions, Santander, SMBC, SunTRust, TD Securities, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 12/2/2013
Issuer CVS Caremark Corporation (CVS 5.30%  December 5, 2043)
Cusip 126650CD
Bonds 322,000
Offering Price $99.80600
Spread 0.88%
Cost $321,375
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.01%
Syndicate Members Barclays, BNY Mellon, JPMorgan, BofA Merrill Lynch, Wells Fargo, BB&T, Capital One, Fifth Third, Guggenheim, KeyBanc, Mitsubishi UFJ, Mizuho, PNC, RBC, RBS, Regions, Santander, SMBC, SunTRust, TD Securities, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 12/3/2013
Issuer Microsoft Corporation (MSFT 3.625% December 15, 2023)
Cusip 594918AW
Bonds 1,155,000
Offering Price $99.50800
Spread 0.45%
Cost $1,149,317
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.45%
Syndicate Members Barclays, HSBC, JPMorgan, Wells Fargo, CAVU Securities, Lebenthal, Samuel A Ramirez, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/3/2013
Issuer Microsoft Corporation (MSFT 3.625% December 15, 2023)
Cusip 594918AW
Bonds 167,000
Offering Price $99.50800
Spread 0.45%
Cost $166,178
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 2.45%
Syndicate Members Barclays, HSBC, JPMorgan, Wells Fargo, CAVU Securities, Lebenthal, Samuel A Ramirez, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 12/4/2013
Issuer Thermo Fisher Scientific (TMO 1.30% February 1, 2017)
Cusip 883556BD
Bonds 176,000
Offering Price $99.94100
Spread 0.40%
Cost $175,896
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.12%
Syndicate Members Barclays, Citigroup, Credit Suisse, HSBC, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, Banca IMI, BNP Paribas, BNY Mellon, Goldman Sachs, ING Financial, KeyBanc, Mitsubishi UFJ, Mizuho, Scotia Capital, SMBC, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/4/2013
Issuer Thermo Fisher Scientific (TMO 1.30% February 1, 2017)
Cusip 883556BD
Bonds 22,000
Offering Price $99.94100
Spread 0.40%
Cost $21,987
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 4.12%
Syndicate Members Barclays, Citigroup, Credit Suisse, HSBC, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, Banca IMI, BNP Paribas, BNY Mellon, Goldman Sachs, ING Financial, KeyBanc, Mitsubishi UFJ, Mizuho, Scotia Capital, SMBC, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 12/4/2013
Issuer Thermo Fisher Scientific (TMO 4.15% February 1, 2024)
Cusip 883556BF
Bonds 687,000
Offering Price $99.73000
Spread 0.65%
Cost $685,145
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.27%
Syndicate Members Barclays, Citigroup, Credit Suisse, HSBC, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, Banca IMI, BNP Paribas, BNY Mellon, Goldman Sachs, ING Financial, KeyBanc, Mitsubishi UFJ, Mizuho, Scotia Capital, SMBC, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/4/2013
Issuer Thermo Fisher Scientific (TMO 4.15% February 1, 2024)
Cusip 883556BF
Bonds 69,000
Offering Price $99.73000
Spread 0.65%
Cost $68,814
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.27%
Syndicate Members Barclays, Citigroup, Credit Suisse, HSBC, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, Banca IMI, BNP Paribas, BNY Mellon, Goldman Sachs, ING Financial, KeyBanc, Mitsubishi UFJ, Mizuho, Scotia Capital, SMBC, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 12/11/2013
Issuer Cameron International Corporation (CAM 4.00% December 15, 2023)
Cusip 13342BAL
Bonds 199,000
Offering Price $99.64100
Spread 0.65%
Cost $198,286
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, RBS, BBVA, DNB, BofA Merrill Lynch, Mitsubishi UFJ, Standard Chartered, UniCredit
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/11/2013
Issuer Cameron International Corporation (CAM 4.00% December 15, 2023)
Cusip 13342BAL
Bonds 14,000
Offering Price $99.64100
Spread 0.65%
Cost $13,950
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, RBS, BBVA, DNB, BofA Merrill Lynch, Mitsubishi UFJ, Standard Chartered, UniCredit
Fund JPMorgan Core Bond Trust
Trade Date 1/9/2014
Issuer Mondelez International, Inc. (MDLZ 4.00% February 1, 2024)
Cusip 609207AB
Bonds 1,500,000
Offering Price $99.89200
Spread 0.45%
Cost $1,498,380
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Deutsche Bank, HSBC, JPMorgan, RBS, BNP Paribas, Credit Agricole, Mitsubishi UFJ, Mizuho, SG Americas, Wells Fargo, Drexel Hamilton, Loop Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/9/2014
Issuer Mondelez International, Inc. (MDLZ 4.00% February 1, 2024)
Cusip 609207AB
Bonds 150,000
Offering Price $99.89200
Spread 0.45%
Cost $149,838
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Deutsche Bank, HSBC, JPMorgan, RBS, BNP Paribas, Credit Agricole, Mitsubishi UFJ, Mizuho, SG Americas, Wells Fargo, Drexel Hamilton, Loop Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/13/2014
Issuer Electricite De France (EDF 6.00% January 22, 2114 144A)
Cusip 268317AL
Bonds 1,300,000
Offering Price $96.95300
Spread 1.02%
Cost $1,260,389
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.11%
Syndicate Members Citigroup, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 1/22/2014
Issuer Anheuser-Busch InBev Finance, Inc. (ABIBB 3.70% February 1, 2024)
Cusip 03524BAE
Bonds 900,000
Offering Price $99.97500
Spread 0.45%
Cost $899,775
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.02%
Syndicate Members BofA Merrill Lynch, Barclays, Deutsche Bank, JPMorgan, RBS
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/22/2014
Issuer Anheuser-Busch InBev Finance, Inc. (ABIBB 3.70% February 1, 2024)
Cusip 03524BAE
Bonds 150,000
Offering Price $99.97500
Spread 0.45%
Cost $149,963
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.02%
Syndicate Members BofA Merrill Lynch, Barclays, Deutsche Bank, JPMorgan, RBS
Fund JPMorgan Core Bond Trust
Trade Date 1/28/2014
Issuer Bank of New York Mellon (BK 3.65% February 4, 2024)
Cusip 06406HCS
Bonds 950,000
Offering Price $99.63500
Spread 0.15%
Cost $946,533
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.96%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, BofA Merrill Lynch, Blaylock, CastleOak, Credit Agricole, Jefferies, RBC, US Bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/28/2014
Issuer Bank of New York Mellon (BK 3.65% February 4, 2024)
Cusip 06406HCS
Bonds 100,000
Offering Price $99.63500
Spread 0.15%
Cost $99,635
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.96%
Syndicate Members BNY Mellon, Citigroup, JPMorgan, BofA Merrill Lynch, Blaylock, CastleOak, Credit Agricole, Jefferies, RBC, US Bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/12/2014
Issuer HCP Inc (HCP 4.20% March 1, 2024)
Cusip 40414LAK
Bonds 230,000
Offering Price $99.53700
Spread 0.65%
Cost $228,935
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.15%
Syndicate Members Goldman Sachs, JPMorgan, Wells Fargo, BNY Melllon, Key Capital, PNC, Scotia Capital, SunTrust Robinson Humphrey , US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/12/2014
Issuer HCP Inc (HCP 4.20% March 1, 2024)
Cusip 40414LAK
Bonds 17,000
Offering Price $99.53700
Spread 0.65%
Cost $16,921
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.15%
Syndicate Members Goldman Sachs, JPMorgan, Wells Fargo, BNY Melllon, Key Capital, PNC, Scotia Capital, SunTrust Robinson Humphrey , US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 2/18/2014
Issuer Novartis Capital Corporation (NOVNVX 3.40% May 6, 2024)
Cusip 66989HAG
Bonds 560,000
Offering Price $99.28700
Spread 0.45%
Cost $556,007
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members Barclays, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch, BNP Paribas, HSBC, Morgan Stanley, RBS, UBS
Fund JPMorgan Core Bond Trust
Trade Date 2/24/2014
Issuer Cisco Systems Inc (CSCO 3.625% March 4, 2024)
Cusip 17275RAN
Bonds 500,000
Offering Price $99.92500
Spread 0.40%
Cost $499,625
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.46%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/24/2014
Issuer Cisco Systems Inc (CSCO 2.90% March 4, 2021)
Cusip 17275RAP
Bonds 197,000
Offering Price $99.81800
Spread 0.30%
Cost $196,641
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.14%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/24/2014
Issuer Cisco Systems Inc (CSCO 2.90% March 4, 2021)
Cusip 17275RAP
Bonds 55,000
Offering Price $99.81800
Spread 0.30%
Cost $54,900
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 1.14%
Syndicate Members BofA Merrill Lynch, Barclays, Citigroup, Deutsche Bank, HSBC, JPMorgan, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2014
Issuer BNZ International Funding Limited (BZLNZ 2.35% March 4, 2019 144A)
Cusip 05579LAA
Bonds 632,000
Offering Price $99.96700
Spread 0.25%
Cost $631,791
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.19%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, nabCapital Markets
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2014
Issuer Fifth Third Bancorp (FITB 2.30% March 1, 2019)
Cusip 316773CQ
Bonds 70,000
Offering Price $99.85900
Spread 0.35%
Cost $69,901
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.85%
Syndicate Members Deutsche Bank, Fifth Third, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2014
Issuer Magellan Midstream Partners L.P. (MMP 5.15% October 15, 2043)
Cusip 559080AG
Bonds 100,000
Offering Price $103.08500
Spread 0.88%
Cost $103,085
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.06%
Syndicate Members Barclays, Mitsubishi UFJ, US Bancorp, Wells Fargo, Citigroup, JPMorgan, PNC, RBC, SunTrust Robinson Humphrey
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/25/2014
Issuer USAA Auto Owner Trust 2014-1 A2 (USAOT 2014-1 A2 0.38% October 17, 2016)
Cusip 90290KAB
Bonds 154,000
Offering Price $99.99608
Spread 0.19%
Cost $153,994
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 20.97%
Syndicate Members Credit Suisse, JPMorgan, BofA Merrill, Citigroup